                          SECURITIES PLEDGE AGREEMENT
                          ---------------------------

     THIS SECURITIES PLEDGE AGREEMENT (together with all amendments, supplements and other modifications made from time to time, this "Pledge Agreement"), dated as of December 17, 1997, made by BROOKDALE LIVING COMMUNITIES OF NEW JERSEY, INC., a Delaware corporation (the "Pledgor"), in favor of THE BRENDENWOOD BUSINESS TRUST, a Delaware business trust (the "Pledgee") and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as custodian (in such capacity, the "Custodian").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, as a condition to the occurrence of the Acquisition Date under the Lease dated as of the date hereof (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Lease"), between the Pledgor, as Lessee and the Pledgee, as Lessor, the Pledgor is required to execute and deliver this Pledge Agreement;

     WHEREAS, the Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement; and

     WHEREAS, it is in the best interests of the Pledgor to execute this Pledge Agreement inasmuch as the Pledgor will derive substantial benefits from the transactions contemplated by the Lease;

     WHEREAS, the Custodian has agreed to hold the securities pledged hereunder for the benefit of the Pledgee to secure the Pledgee's rights under the Operative Documents;

     NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                                     Securities Pledge Agreement

                                   ARTICLE I

                                  DEFINITIONS

     SECTION I.1 Certain Terms. Capitalized terms used but not otherwise defined in this Pledge Agreement have the respective meanings specified in Appendix 1 to the Lease; and the rules of interpretation set forth in Appendix 1 to the Lease shall apply to this Pledge Agreement.


                                  ARTICLE II

                                    PLEDGE

     SECTION II.1 Grant of Security Interest. As collateral security for the due and punctual payment in full of all the Pledgor's obligations due and owing to Pledgee under the Operative Documents including, without limitation, the payment of FBTC Basic Rent, Lessor Basic Rent, Equity Balance and Supplemental Rent (to the extent that the Lessor is entitled to receive Supplemental Rent) and the satisfaction of all non-payment obligations of the Pledgor under the Operative Documents (collectively, the "Obligations"), the Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Custodian for the benefit of the Pledgee and hereby grants to the Custodian for the benefit of the Pledgee a continuing security interest in, all of its right, title and interest in, to and under the following property (the "Collateral"):

          (a) the Collateral Account (as hereinafter defined) and all moneys, funds, instruments, and securities, including Pledged Property (as hereinafter defined), now in or from time to time credited to or on deposit in the Collateral Account;

          (b) all interest, profit (whether of cash or securities) and distributions of any of the foregoing; and

          (c) all payments made with respect to and all proceeds (as such term is defined in the Uniform Commercial Code as in effect in the State of New York (the "U.C.C.")) of any of the foregoing.

     Notwithstanding anything to the contrary contained herein or in any other Operative Document, Wilmington Trust Company (in its capacity as Custodian under this Pledge Agreement) for the benefit of the Pledgee shall be the only Person to have rights in and to the Collateral until the Obligations have been fully satisfied and discharged in accordance with the provisions of the Operative Documents or until the Collateral is distributed to the Pledgee in accordance with Section 2.2 hereof upon the occurrence of an Event of Default described in

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                                                     Securities Pledge Agreement

Section 6.1 or upon the failure by the Pledgee to satisfy the Collateral Requirement in accordance with Section 2.4.

     SECTION II.2 Collateral Account; Release of Collateral; Distribution of Earnings; Definitions.

          (a) The Custodian shall establish a book entry sub-account at the Federal Reserve Bank of Philadelphia (the "Collateral Account"). All book-entry obligations of the United States Government issued in the form of an entry on the records of the Federal Reserve Bank of Philadelphia shall be
     (1) identified on the records of the Federal Reserve Bank of Philadelphia for the account of Wilmington Trust Company or its agent and (2) identified on the records of Custodian as part of the Collateral Account. The Custodian shall mark its books and records with respect to the Collateral to indicate the security interests of the Custodian in the Collateral for the benefit of the Pledgee. The Custodian is irrevocably instructed to instruct the Federal Reserve Bank of Philadelphia to record on its books and records that the Pledged Property in the Collateral Account is held subject to a security interest of the Custodian, for the benefit of the Pledgee. The Custodian acknowledges receipt of this Pledge Agreement, certifies that no notice of any other security agreement or claim affecting the Collateral has been received by it, states that the Collateral will be held in the Collateral Account for the benefit of the Pledgee and agrees to hold the Collateral solely for the benefit of the Pledgee and subject to the control of the Pledgee, as provided in this Pledge Agreement. Without limiting the generality of the foregoing, if an Event of Default described in Section 6.1 has occurred or the Pledgor has failed to comply with the Collateral Requirement in accordance with Section 2.4(b), the Pledgee shall provide written notice to the Custodian instructing the Custodian to withdraw and release all Collateral in the Collateral Account to the Pledgee as instructed by the Pledgee. Until the Obligations are paid in full, the Pledgor shall have no right to make withdrawals from the Collateral Account or to otherwise exercise any control with respect to any securities or other property from time to time on deposit in or credited to the Collateral Account, or provide substitute Collateral.

          (b) The Pledgor shall deliver with any securities transferred hereunder all appropriate undated bond powers, duly executed in blank and any and all other forms related to transfer requested by the Custodian, completed or executed so to make such transfer valid under applicable law and the rules of any securities exchange or otherwise.

          (c) The Pledgor and the Pledgee agree to do or take all actions (or omit from taking actions) in order to make all transfers contemplated hereby valid under applicable law and the rules of any securities exchange or otherwise.

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                                                     Securities Pledge Agreement

          (d) (i) For the purpose of this Pledge Agreement, "Pledged Property" shall mean direct obligations of the United States of America and agencies guaranteed by the United States government having a final maturity of one year from the date of purchase (which shall also be the date of issuance of the instrument) thereof delivered and duly pledged in accordance with
     Section 2.1 and maintained in accordance with Section 2.3, which Pledged Property shall have a fair market value of not less than 105% of $495,000.00 on the date deposited with the Custodian. Pledged Property shall not include undistributed earnings on Pledged Property in the Collateral Account.

               (ii) For the purpose of this Pledge Agreement, the "Collateral Requirement" shall be an amount equal to 105% of $495,000.00.

          (e) In consideration of the terms of the Lease, the Pledgor hereby assigns and transfers all of its rights, title and interest in any and all proceeds, interest, or profits paid in respect of the Pledged Property ("Earnings") to the Pledgee. The Pledgor hereby instructs the Custodian to release all such Earnings to the Pledgee upon each Payment Date on which Lessor Basic Rent is due or otherwise at the request of the Pledgee. The Custodian hereby agrees to distribute any Earnings to the Pledgee in accordance with the preceding sentence.

     SECTION II.3 Maintaining Pledged Property. The Pledgor shall maintain at all times until the Termination (as hereinafter defined) Pledged Property in the Collateral Account having a Collateral Value equal to or greater than the Collateral Requirement. All Collateral shall be unrestricted and shall not be subject to any Lien, except for the Liens of the Pledgee created by the Operative Documents.

     SECTION II.4  Valuation; Deficiency or Surplus; Purchase of Pledged
Property.

          (a) The Custodian shall determine the fair market value of the Pledged Property held in the Collateral Account, on a weekly mark-to-market basis. Each such valuation by the Custodian shall be binding on the Pledgor and the Pledgee, absent manifest error. In the event that any such valuation shall indicate that such fair market value of the Pledged Property shall be less than the Collateral Requirement, the Custodian shall give written notice of same within two (2) Business Days thereof via (i) overnight mail or hand delivery and (ii) facsimile transmission, to each of the Pledgee and the Pledgor of such deficiency.

          (b) In the event that the fair market value of the Pledged Property is less than the Collateral Requirement at anytime prior to the full satisfaction and discharge of the Obligations in accordance with the terms of the Operative Documents, the Pledgor shall promptly, but in any event with three (3) Business Days after receipt of notice as described in (a) above (facsimile

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                                                     Securities Pledge Agreement

     confirmation receipt by the Custodian being deemed receipt of notice by the Pledgor), transfer additional Pledged Property to the Collateral Account in an amount equal to or exceeding the amount of the deficiency of the Collateral Requirement, so that the Collateral Requirement is maintained at all times prior to the full satisfaction and discharge of the Obligations. The Pledgor's failure to provide such additional Pledged Property shall result in Pledgee having the immediate right to all Pledged Property in accordance with Section 2.2. To the extent the fair market value of the Collateral Account exceeds the Collateral Requirement on the maturity date of the Pledged Property prior to the full satisfaction and discharge of the Obligations in accordance with the terms of the Operative Documents by an amount greater than five (5%) percent of the Collateral Requirement and no Event of Default described in Section 6.1 or Default relating thereto shall have occurred and be continuing, the Custodian is directed to release such excess Collateral ("Excess Collateral") to the Pledgor within three (3) Business Days of such maturity date.

          (c) The Custodian is hereby irrevocably directed by the Pledgor and the Pledgee to utilize the proceeds of matured Pledged Property, excluding Excess Collateral, to immediately repurchase Pledged Property of the same type and duration as those that had matured.

     SECTION II.5 Security for Obligations. The security interest granted by the Pledgor hereunder secures the payment in full of all the Pledgor's Obligations.

     SECTION II.6 Delivery of Pledged Property. All certificates or instruments representing or evidencing any Collateral, shall be delivered to and held by or on behalf of the Custodian pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank, all in form and substance satisfactory to the Custodian.

     SECTION II.7 Continuing Security Interest. This Pledge Agreement shall create a continuing security interest in the Collateral and shall

          (a) become effective only upon the Custodian's receipt of an opinion letter of counsel, to the effect that (i) this Pledge Agreement is binding upon and enforceable against the Pledgor and (ii) that upon the delivery of the Collateral to the Custodian, the security interest created hereunder is a valid security interest,

          (b) remain in full force and effect until (i) (x) the Pledgee notifies the Custodian in writing that the Pledgor has either (A) paid the Equity Balance or (B) performed all of its Obligations in full, and (y) the Pledgor has paid all of its obligations to the Custodian in full pursuant to Section 6.3 hereof and has fully performed all of its non-payment obligations hereunder or (ii) the Collateral is withdrawn from the Collateral Account and released to the Pledgee in accordance with the terms hereof (each a "Termination"),

                                                     Securities Pledge Agreement

          (c) be binding upon the Pledgor and its successors, transferees and assigns, and

          (d) inure, together with the rights and remedies of the Custodian hereunder, to the benefit of the Pledgee.

Upon Termination, the security interest granted herein shall terminate and all rights, if any, to the Collateral shall revert to the Pledgor. Upon Termination, the Custodian will, at the sole expense of the Pledgor, and upon written instruction of the Pledgor, deliver to the Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Collateral owned by the Pledgor and held by the Custodian hereunder and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence the Termination, whereupon the Custodian shall be automatically released and discharged from its obligations hereunder.

     SECTION II.8 Security Interest Absolute. All rights of the Custodian and the security interests granted to the Custodian hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional, irrespective of

          (a) any lack of validity or enforceability of this Pledge Agreement or any other Operative Document,

          (b) the failure of the Pledgee to assert any claim or demand or to enforce any right or remedy against the Pledgor or any other Person under the provisions of any Operative Document or otherwise,

          (c) any change in the time, manner or place of payment of, or in any other term of, all or any of obligations the Obligations or any other extension, compromise or renewal of any Obligation,

          (d) any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Pledgee or otherwise,

          (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the any Operative Document,

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                                                     Securities Pledge Agreement

          (f) any addition, exchange, release, surrender or non-perfection of any Collateral, or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Obligations, or

          (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Pledgor or Pledgee or any other Person.

     SECTION II.9 Waiver of Subrogation. The Pledgor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Pledgee or any other Person that arise from the existence, payment, performance or enforcement of the Pledgor's obligations under this Pledge Agreement or any other Operative Document, including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy against the Pledgee or any other Person or any collateral which the Pledgee now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Pledgee or any other Person, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Pledgor in violation of the preceding sentence and the Obligations shall not have been paid in cash in full, such amount shall be deemed to have been paid to the Pledgor for the benefit of, and held in trust for, the Pledgee, and shall forthwith be paid to the Pledgee to be credited and applied upon the Obligations, whether matured or unmatured. The Pledgor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Pledge Agreement and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.


                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

     SECTION III.1 Pledgor's Warranties, etc. The Pledgor represents and warrants for itself unto the Pledgee as at the date of each pledge and delivery hereunder by the Pledgor to the Pledgee of any Collateral pledged by the Pledgor pursuant to this Pledge Agreement as follows:

          (a) Ownership, No Liens, etc. The Pledgor is the legal and beneficial owner of, and has good and valid title to (and has full right and authority to pledge and assign) the Collateral, free and clear of all Liens, security interests, options, or other charges or encumbrances, except any Lien or security interest granted pursuant hereto in favor of the Pledgee.

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                                                     Securities Pledge Agreement

          (b) Valid Security Interest. The delivery of the Collateral to the Custodian and the issuance of control of the Collateral Account to the Custodian is effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Obligations. No filing or other action will be necessary to perfect or protect such security interest.

          (c) Authorization, Approval, etc. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required either

               (i) for the pledge by the Pledgor of any Collateral pursuant to this Pledge Agreement or for the execution, delivery, and performance of this Pledge Agreement by the Pledgor, or

               (ii) for the exercise by the Pledgee of any of the rights provided for in this Pledge Agreement, or, except as may be required in connection with a disposition of any Collateral by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Pledge Agreement.


                                  ARTICLE IV

                                   COVENANTS

     SECTION IV.1  Certain Covenants.

          (a) The Pledgor covenants and agrees that, so long as any portion of the Obligations shall remain unpaid or unfulfilled:

               (i) except as permitted by the Operative Documents, it will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral owned by it (except in favor of the Pledgee hereunder);

               (ii) the Pledgor will warrant and defend the right and title herein granted unto the Pledgee in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever; and

               (iii) at any time, and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments, and take all further action, that the Pledgee may reasonably request, in order to perfect and

                                                     Securities Pledge Agreement

          protect any security interest granted or purported to be granted hereby or to enable the Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

          (b) The Pledgee covenants to the Custodian that it will provide the Custodian with prompt written notice of an Event of Default that occurs during the term of this Pledge Agreement and of any cure of any such Event of Default.


                                   ARTICLE V

                                 THE CUSTODIAN

     SECTION V.1  Custodian Appointed Attorney-in-Fact and Agent.

          (a) The Pledgor hereby irrevocably appoints the Custodian the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time upon the occurrence of any Event of Default described in Section 6.1 or upon the Pledgor's failure to comply with the Collateral Requirement in accordance with the terms hereof, to take any action and to execute any instrument which the Custodian may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including without limitation:

               (i) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

               (ii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause
          (a) above; and

               (iii) to file any claims or take any action or institute any proceedings which the Custodian may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Custodian with respect to any of the Collateral.

The Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

          (b)  The Pledgee hereby appoints the Custodian as the Pledgee's agent
     (i) for retaining physical possession of any cash included in the Collateral and any physical certificates or instruments or other physical representation or evidence of any Collateral in accordance with the provisions of this Pledge Agreement and (ii) for holding the

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                                                     Securities Pledge Agreement

     interest of the Pledgee in all book-entry securities in accordance with the provisions of this Pledge Agreement. All Collateral shall be credited to the Collateral Account and segregated from all other property, including, without limitation, that of the Pledgor and the Pledgee.

     SECTION V.2 Custodian May Perform. If the Pledgor fails to perform any agreement contained herein, the Custodian may itself perform, or cause performance of, such agreement, and the expenses of the Custodian incurred in connection therewith shall be payable by the Pledgor pursuant to Section 6.3.

     SECTION V.3  No Duty.

          (a) The powers conferred on the Custodian hereunder are solely to protect the interests of the Pledgee in the Collateral, and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession by the Custodian and the accounting by the Custodian for moneys actually received by it hereunder, the Custodian shall not have any duty as to any Collateral or responsibility for

               (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Custodian has or is deemed to have knowledge of such matters, or

               (ii) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

          (b) Notwithstanding anything to the contrary, the Custodian shall have no duties, obligations or responsibilities except as expressly set forth in this Pledge Agreement. Except as set forth in this Pledge Agreement, the Custodian shall have no fiduciary duty, obligation or responsibility in respect of any party hereto or any indirect beneficiary of this Pledge Agreement or the Collateral.

     SECTION V.4 Reasonable Care. The Custodian is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Custodian shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Custodian to comply with any such request at any time shall not in itself be deemed a failure to have exercised reasonable care but shall be used as a factor in determining whether the Custodian has exercised reasonable care. The Custodian agrees to exercise the same degree of care as exercised by banks generally for similar property in exercising its duties under this Pledge Agreement.

                                                     Securities Pledge Agreement

     SECTION V.5  [Intentionally Omitted]

     SECTION V.6 Successor Custodian. At any time, the Pledgor shall have the right to appoint a successor custodian to replace Wilmington Trust Company (or any successor Custodian) as the Custodian hereunder, so long as such successor custodian is approved by the Pledgee, which approval shall not be unreasonably withheld. The Pledgor shall give the Custodian at least 30 days' prior written notice of the appointment and approval of a successor custodian. At any time, the Custodian shall have the right to resign as Custodian by giving the Pledgor and the Pledgee at least 30 days' prior written notice. Prior to the date of the Custodian's resignation, the Pledgor shall notify the Custodian of the successor custodian appointed by the Pledgor and approved by the Pledgee. Upon such appointment of a successor custodian, such custodian shall succeed to the rights, powers and duties of the Custodian, and the term "Custodian" shall mean successor custodian effective upon such appointment and approval, and the former Custodian's rights, powers and duties as the Custodian shall be terminated, without any other or further act or deed on the part of such former Custodian or any of the parties to this Pledge Agreement.

                                  ARTICLE VI

                                   REMEDIES

     SECTION VI.1 Certain Remedies. If any Event of Default shall have occurred, other than an Event of Default caused by an "Event of Default" pursuant to the following provisions of the Nomura Loan Agreement which was caused solely by the Pledgee and not caused directly, indirectly or proximately by an act or omission of the Pledgor: (i) Section 7.1(ix) (solely as to representations and warranties of the Pledgee as of the date hereof pursuant to Sections 4.1(a)(A), (B) or (C), and Sections 4.1(b)(A), (B), (C), (G), (H), (I),
(J), (L), (N), (Z), (AA) or (AJ) of the Nomura Loan Agreement, (ii) Section 7.1(x) (solely as to the Pledgee), (iii) Section 7.1(xi) (solely as to the Pledgee), (iv) Section 7.1(xiii) (solely as to the Pledgee), (v) Section 7.1(xv) (solely as to Section 5.1(a)(U)) or (vi) Section 7.1(xvi) (solely as to Section 5.1(a)(T)), or if the Pledgor has failed to comply with the Collateral Requirement in accordance with Section 2.4(b), and in accordance with the instructions of the Pledgee in accordance with Section 2.2:

          (a) The Custodian may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or in the other Operative Documents or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may, without notice except as specified below, sell or redeem, as applicable, the Collateral or any part thereof (to the extent the Collateral can be used to satisfy the obligations of the Pledgor pursuant

                                                     Securities Pledge Agreement

     to Sections 2.1 and 2.5 of this Pledge Agreement), for cash, on credit or for future delivery, and upon such other terms as the Pledgee may deem commercially reasonable.

          (b) The Custodian may (to the extent the Collateral is necessary to satisfy the Pledgor's obligations pursuant to Sections 2.1 and 2.5 hereof):

               (i) transfer all or any part of the Collateral into the name of the Custodian or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder,

               (ii) notify the parties obligated on any of the Collateral to make payment to the Custodian of any amount due or to become due thereunder,

               (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

               (iv) endorse any checks, drafts, or other writings in the Pledgor's name to allow collection of the Collateral,

               (v)  take control of any proceeds of the Collateral, and

               (vi) execute (in the name, place and stead of the Pledgor) endorsements, assignments, instruments of conveyance or transfer with respect to all or any of the Collateral.

     SECTION VI.2 Securities Laws. If the Custodian shall exercise its right to sell all or any of the Collateral pursuant to Section 6.1, the Pledgor agrees that, upon request of the Custodian, the Pledgor will, at its own expense do or cause to be done all such acts and things as may be necessary to make such sale of the Collateral owned by the Pledgor or any part thereof valid and binding and in compliance with applicable law.

     SECTION VI.3 Indemnity and Expenses. The Pledgor hereby indemnifies and holds harmless the Pledgee and the Custodian from and against any and all claims, losses, and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement) except claims, issues or liabilities of the Custodian resulting from the Custodian's gross negligence or wilful misconduct. Upon demand, the Pledgor will pay to the Custodian and Pledgee the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Custodian or Pledgee may reasonably incur in connection with:

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                                                     Securities Pledge Agreement

          (a) the administration of this Pledge Agreement, including the valuation of Collateral pursuant to Section 2.4 hereof;

          (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, including pursuant to Section 7.3;

          (c) the exercise or enforcement of any of the rights of the Pledgee hereunder; or

          (d) the failure by the Pledgor to perform or observe any of the provisions hereof.

     SECTION VI.4 Fees of Custodian. The Pledgor agrees to pay the Custodian fees in accordance with the terms of the Nomura Loan Agreement.


                                  ARTICLE VII

                           MISCELLANEOUS PROVISIONS

      SECTION VII.1 Operative Document. This Pledge Agreement is an Operative Document executed pursuant to the Lease and shall (unless expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Lease.

      SECTION VII.2 Successors, Transferees and Assigns. This Pledge Agreement shall be binding upon the Pledgor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Pledgee and the Custodian and their respective successors and permitted assigns. Without the express written consent of the Pledgor, which shall not be unreasonably withheld, the Pledgee shall not have the right to assign this Pledge Agreement to any person or entity which is not the Lessor under the Lease.

      SECTION VII.3 Amendments, etc. No amendment to or waiver of any provision of this Pledge Agreement, nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION VII.4 Addresses for Notices. All notices, demands, requests, consents, approvals and other communications hereunder shall be in writing (including by facsimile) and directed (a) in the case of the Pledgor and the Pledgee, to the addresses or facsimile numbers described in, and deemed received in accordance with the provisions of, Section 33.4 of the Lease and (b) in the case of the Custodian, to Wilmington Trust Company, 1100 North Market

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                                                     Securities Pledge Agreement

Street, Wilmington, Delaware 19890-0001, facsimile number (302) 427-4605 telephone number (302) 651-1913, Attention: Custody Department; provided, however, that all such notices and other communications given by one by party hereto to another in connection with this Pledge Agreement shall be given to all other parties hereto.

      SECTION VII.5 No Waiver; Remedies. No failure on the part of the Pledgee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      SECTION VII.6 Section Captions. Section captions used in this Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

      SECTION VII.7 Severability. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

      SECTION VII.8 Governing Law. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. FOR PURPOSES OF THE CREATION AND PERFECTION OF THE SECURITY INTEREST GRANTED UNDER THIS PLEDGE AGREEMENT SUCH MATTERS SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE.

      SECTION VII.9 Waiver of Jury Trial. THE PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT. THE PLEDGOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PLEDGEE ENTERING INTO THE LEASE.

     SECTION VII.10 Execution in Counterparts. This Pledge Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

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                                                     Securities Pledge Agreement

     IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.


                              BROOKDALE LIVING COMMUNITIES
                                OF NEW JERSEY, INC., as Pledgor

                              By _____________________________
                                  Name:
                                  Title:


                              THE BRENDENWOOD BUSINESS TRUST, as Pledgee

                                  By Wilmington Trust Company, not in its
                                    individual capacity but as Trustee

                              By _____________________________
                                  Name:
                                  Title:

                              WILMINGTON TRUST COMPANY, as Custodian

                              By _____________________________
                                  Name:
                                  Title: